UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                             Date of reported event:
                                  June 15, 2005



                     Birner Dental Management Services, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Colorado
       --------------------------------------------------------------
       (State or other jurisdiction of incorporation or organization)

             0-23367                                84-1307044
     ------------------------          ---------------------------------
     (Commission File Number)          (IRS Employer Identification No.)

         3801 East Florida Avenue, Suite 508, Denver, CO     80210
         -----------------------------------------------------------
          (Address of principal executive offices)        (Zip code)

                                  (303) 691-068
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


         (Former name, former address and former fiscal year, if changed since last report.)

Item 8.01         Other Events.

Declaration of Quarterly Dividend.

On June 15, 2005, Birner Dental Management Services, Inc. announced, in the attached press release, the declaration of a quarterly dividend of $.20 per common share, payable July 15, 2005 to shareholders of record June 30, 2005. The press release is filed as Exhibit 99.9


(c)      Exhibits

Exhibit No.       Description
-----------       -----------
99.9              Announcement of a quarterly dividend payable July 15, 2005 to shareholders of record June 30, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                          BIRNER DENTAL MANAGEMENT SERVICES, INC.
                          a Colorado corporation


Date:  June 15, 2005      By:     /s/ Dennis N. Genty
                                  -------------------------------------------
                          Name:   Dennis N. Genty
                          Title:  Chief Financial Officer, Secretary,
                                  Treasurer and Director
                                  (Principal Financial and Accounting Officer)